                                                                    Exhibit 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-38372) pertaining to the F.N.B. Progress Savings Plan of our report dated June 18, 2002, with respect to the financial statements and schedules of the F.N.B. Corporation Progress Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2001.





/s/ ERNST & YOUNG LLP

Birmingham, Alabama
June 24, 2002